UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549




                                    FORM 8-K

                                 CURRENT REPORT



           Pursuant to Section 13 or 15(d) of the Exchange Act of 1934


        Date of Report (Date of earliest event reported) January 19, 1999




                       SIMMONS FIRST NATIONAL CORPORATION
             (Exact name of registrant as specified in its charter)


        Arkansas                      0-6253                   71-0407808
(State or other jurisdiction of    (Commission               (I.R.S. employer
incorporation or organization)     file number)              identification No.)




  501 Main Street, Pine Bluff, Arkansas                           71601
(Address of principal executive offices)                        (Zip Code)





                                 (870) 541-1000
              (Registrant's telephone number, including area code)

ITEM 5.  OTHER EVENTS.

 The following is the text of a press release issued by the registrant at 11:35 A.M. Central Standard Time on January 19, 1999:


For Release:  Tuesday, January 19, 1999


            SIMMONS FIRST COMPLETES ACQUISITION IN NORTHWEST ARKANSAS


         Pine Bluff, AR - J. Thomas May, Chairman, President and Chief Executive Officer of Simmons First National Corporation (SFNC) announced today the completion of the merger of Lincoln Bankshares, Inc. into Simmons First National Corporation. As a part of the transaction, SFNC acquires Bank of Lincoln, which has branches in Lincoln and Prairie Grove.

         Commenting on the merger, Mr. May stated, "We are excited about our affiliation with this outstanding institution and look forward to offering financial services of the Simmons First family of banks to our new customers in Northwest Arkansas."

                                       ###


FOR MORE INFORMATION CONTACT:
J. Thomas May
Chairman, President and Chief Executive Officer
Simmons First National Corporation
(870) 541-1103

                                   SIGNATURES

      Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.


                                        SIMMONS FIRST NATIONAL CORPORATION


Date:    January 19, 1999                    /s/ J. Thomas May
         ----------------               --------------------------------------
                                        J. Thomas May, Chairman, President &
                                        Chief Executive Officer